UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2023
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GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer
On June 29, 2023, the Board of Directors (the “Board”) of GitLab Inc. (the “Company”) appointed Erin Mannix as the Company’s Principal Accounting Officer and Chief Accounting Officer, effective June 29, 2023 (the “Effective Date”). Prior to Ms. Mannix’s appointment as Principal Accounting Officer and Chief Accounting Officer, Ms. Mannix was Vice President, Accounting at the Company.

Ms. Mannix previously served as Chief Accounting Officer, Vice President and Corporate Controller of Unisys Corporation, a global technology solutions company, since December 2021 and in other roles at Unisys Corporation between September 2018 and December 2021. Before that, Ms. Mannix was the Capital Markets Controller and then Head of Risk & Compliance Finance at Fidelity National Information Services, Inc., the global leader in banking and payment solutions, from July 2015 to September 2018. Earlier in her career, Ms. Mannix was Director of Accounting at Laureate Education, Assistant Controller at Integral Systems, and an auditor at Grant Thornton LLP. Ms. Mannix earned a Bachelor of Science in Accounting and a Masters in Accounting and Professional Consulting from Villanova University. Ms. Mannix is a Certified Public Accountant.

Ms. Mannix has entered into the Company’s standard form of officers’ indemnification agreement with the Company, pursuant to which the Company agrees to indemnify its officers to the fullest extent permitted by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement. The form of indemnification agreement is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-259603), filed with the Securities and Exchange Commission on September 17, 2021.

There are no arrangements or understandings between Ms. Mannix and any other persons, pursuant to which she was appointed as Principal Accounting Officer and Chief Accounting Officer. There are also no family relationships between Ms. Mannix and any director or executive officer of the Company, nor does Ms. Mannix have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with the appointment of Ms. Mannix as Principal Accounting Officer, Dale Brown will step down as Principal Accounting Officer as of the Effective Date. On September 6, 2022, the Company previously announced Mr. Brown’s plans to retire.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 29, 2023, the Company held its 2023 Annual Meeting of Stockholders and the following proposals were adopted:

1.Election of three Class II directors, Karen Blasing, Merline Saintil, and Godfrey Sullivan, each to serve a three-year term, which will expire at the 2026 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier resignation or removal:

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Karen Blasing	520,441,104	—	458,024	28,992,717
Merline Saintil	518,376,647	—	2,522,481	28,992,717
Godfrey Sullivan	508,594,209	—	12,304,919	28,992,717

2.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024:

Shares For	Shares Against	Shares Abstaining
548,437,832	1,414,090	39,923

3.Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
515,931,896	4,312,915	654,317	28,992,717

4.Approval, on a non-binding advisory basis, whether future advisory votes on the compensation by the Company to its named executive officers should be held every one, two, or three years.

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
518,213,904	16,373	1,974,307	694,544	—

The stockholders advised that they were in favor of every year as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every year. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of named executive officers.

Item 7.01. Regulation FD Disclosure.

A press release dated June 30, 2023 announcing Ms. Mannix’s appointment as Chief Accounting Officer is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by GitLab Inc. announcing the appointment of Ms. Mannix as GitLab Inc.’s Chief Accounting Officer dated June 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: June 30, 2023	By:	/s/ Brian Robins
Brian Robins
Chief Financial Officer